MW SHARE PURCHASE AGREEMENT

         This Share Purchase Agreement ("Agreement"), dated as of November__, 2005, by and among Mountains West Exploration, Inc., a New Mexico corporation ("MW") Denis Iler ("Guarantor"), LD Acquisition LLC, a Delaware limited liability company, or it assigns ("Buyer"), and for certain purposes set forth herein, Michael Littman, Esq. ("Escrow Agent").

                              W I T N E S S E T H:

          A. WHEREAS, MW is a corporation duly organized and validly existing under the laws of the State of New Mexico.

         B. WHEREAS, Buyer desires to purchase an aggregate of 300,000 shares (the "Purchase Shares") of MW's common stock, no par value (the "Common Stock"), and MW desires to issue and sell the Purchase Shares to Buyer.

         C. WHEREAS, Buyer shall also loan funds to MW in the amount of $197,000.00 in exchange for which Buyer shall be issued a warrant to purchase up to 10,000,000 shares of Common Stock.

         D  WHEREAS,   Guarantor  wishes  to  guaranty  the  obligations  of  MW
hereunder, and such guaranty is a material inducement to Buyer entering into this Agreement.



         NOW, THEREFORE, it is agreed among the parties as follows:

Article I

                            The PURCHASE and THE LOAN

         1.1 Subject to the terms and conditions set forth herein, MW shall sell to Buyer and Buyer shall purchase an aggregate of 300,000 newly issued shares of Common Stock from MW. The purchase price for such Purchase Shares to be paid by Buyer to MW is $3,000.00 (the "Consideration"). The Consideration shall be paid at closing by a wire transfer or transmittal of a cashier's check to the escrow account for Mountains West Exploration, Inc. maintained by the Escrow Agent (the "Escrow Account").

         1.2 Subject to the terms and conditions set forth herein, the Buyer shall lend $197,000 to MW and MW shall issue a promissory note evidencing such loan and grant to Buyer a warrant to purchase up to 10,000,000 shares of Common Stock.

                                   Article II

                   Closing and Issuance of Shares and Warrant

2.1 The Purchase Shares shall be issued by MW and delivered to Buyer duly issued fully paid and non-assessable by depositing same with Escrow Agent for delivery to Buyer, upon receipt of the Consideration by MW, and satisfaction of a) the procedures in Article IV, and b) the conditions precedent in Article V.

2.2 Buyer shall lend to MW an amount equal to $197,000.00 (the "loan proceeds") as evidenced by the form of promissory note attached hereto as Exhibit A (the "Note").

2.3 MW shall issue to the Buyer a warrant to purchase up to 10,000,000 shares as evidenced by the form of warrant attached hereto as Exhibit B (the "Warrant").

2.4 The closing of the transactions contemplated hereunder shall be completed by delivery to Escrow Account of the requisite closing documents and the Consideration, and delivery of the share certificate(s) for the Purchase Shares on or before November __, 2005 at 5:00 p.m. PST ("Closing Date"), subject to satisfaction of the terms and conditions set forth herein. The Consideration may be delivered by Federal Express or wire transfers, and any closing documents may be delivered by facsimile, Federal Express or other appropriate means.

                                  Article III

                    Representations, Warranties and Covenants

         Each of MW and Guarantor hereby jointly and severally represents, warrants and covenants to Buyer and agrees to those items specified below, and Escrow Agent jointly and severally represents and warrants to Buyer (to the extent specifically referencing Escrow Agent), each as follows:

3.1 MW is a corporation duly organized, validly existing and in good standing under the laws of the State of New Mexico, and has the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. MW has no active business operations or employees. The Articles of Incorporation of MW, as amended (the "Articles"), and the Bylaws of MW, as amended (the "Bylaws"), are complete and accurate, and the minute books of MW, copies of which have also been made available to Buyer, contain a record, which is complete and accurate in all material respects, of all meetings and all corporate actions of the shareholders and Board of Directors of MW. Schedule 3.1 hereto contains true, complete and accurate copies of the Articles and Bylaws, as certified by an officer of MW.

3.2 The authorized capital stock of MW consists of 50,000,000 shares, all of which are designated Common Stock. MW has no preferred stock authorized, issued or outstanding. There are 1,000,018 shares of Common Stock of MW issued and outstanding. All such shares of MW are validly issued, fully paid, non-assessable and free of preemptive rights. MW has no outstanding options, warrants, or other rights to purchase, or subscribe to, or other securities convertible into or exchangeable for any shares of capital stock of MW, or contracts or arrangements of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of MW. All of the outstanding shares of capital stock of MW have been offered, issued, sold and delivered in compliance with applicable federal and state securities laws and none of such securities were, at the time of issuance, subject to preemptive rights. None of such issued and outstanding shares is the subject of any voting trust agreement relating to the voting thereof or restricting in any way the sale or transfer thereof.

3.3 When issued, the Purchase Shares shall be issued, fully paid, non-assessable and free of preemptive rights and, the Buyer will acquire good and valid title to the Purchase Shares, free and clear of any lien, pledge, security interest or other encumbrance. None of the Purchase Shares are the subject of any voting trust agreement or other agreement relating to the voting thereof or restricting in any way the sale or transfer thereof.

3.4 MW does not own nor has it owned, in the last three years, any outstanding shares of capital stock or other equity interests of any partnership, joint venture, trust, corporation, limited liability company or other entity and there are no obligations of MW to repurchase, redeem or otherwise acquire any capital stock or equity interest of another entity.

3.5 This Agreement has been duly authorized, validly executed and delivered on behalf of MW, Guarantor and Escrow Agent and is a valid and binding agreement and obligation of MW, Guarantor and Escrow Agent, enforceable against the parties in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and each of MW, Guarantor and Escrow Agent has complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

3.6 Neither the making of, nor the compliance with, the terms and provisions of this Agreement and consummation of the transactions contemplated herein by MW will conflict with or result in a breach or violation of the Articles, Bylaws, or of any provisions of any indenture, mortgage, deed of trust or other agreement or instrument to which MW is a party, or of any provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over MW, or any of its properties or assets, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of MW pursuant to the terms of any agreement or instrument to which MW is a party or by which MW may be bound or to which any of property of MW is subject and no event has occurred with which lapse of time or action by a third party could result in a breach or violation of or default by MW.

3.7 There is no claim, legal action, arbitration, governmental investigation or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect, or to the best knowledge of MW, Guarantor or Escrow Agent threatened against or relating to MW or affecting any of its assets, properties, business or capital stock or with respect to Guarantor's interests in MW. There is no continuing order, injunction or decree of any court, arbitrator or governmental authority to which MW is a party or by which MW or its assets, properties, business or capital stock are bound.

3.8 Each of Guarantor and Escrow Agent represent and warrant that MW has truly, completely and accurately prepared and filed all federal, state and other tax returns required by law, domestic and foreign, to be filed by it, has paid or made provisions for the payment of all taxes due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of MW for all current taxes and other charges to which MW is subject and which are not currently due and payable. None of the Federal income tax returns of MW have been audited by the Internal Revenue Service or other foreign governmental tax agency. Each of MW and Escrow Agent has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) pending or threatened against MW for any period, nor of any basis for any such assessment, adjustment or contingency.

3.9 MW has delivered to Buyer audited financial statements dated December 31, 2004, and unaudited interim financial statements for September 30, 2005. Each of MW and Escrow Agent represent and warrant that such statements, herein sometimes called "MW Financial Statements," are complete and correct in all material respects and, together with the notes to these financial statements, present fairly and completely the financial position and results of operations of MW for the periods indicated. All financial statements of MW have been prepared in accordance with generally accepted accounting principles.

3.10 As of the date hereof, each of MW and Escrow Agent, represent and warrant that all outstanding indebtedness of MW is as shown on the financial statements (except for such additional liabilities payable as set forth on Schedule 3.10) and all such scheduled indebtedness, if any, which will be the sole responsibility of MW and shall be paid in full by MW at or before the closing. In addition, at the closing, MW shall provide updated interim financial statements as of the Closing Date specifying all accrued liabilities of MW through such date (including accrued, unpaid legal fees of Escrow Agent through the Closing Date) and shall further cause all of such accrued liabilities through the Closing Date to be paid on or before the closing.

3.11 Since the respective dates of the MW Financial Statements, there have not been any material adverse changes in the business or condition or prospects, financial or otherwise, of MW. MW does not have any liabilities, commitments or obligations, secured or unsecured except as shown on updated financials (whether accrued, absolute, contingent or otherwise), or accrued expenses related to the transactions contemplated by this Agreement, and which shall be fully paid at the closing.

3.12 MW is not a party to any contract performable in the future. MW is not party to or liable on any existing contract or subject to any existing contract, except its Transfer Agent Agreement which contains no material obligations of the Company. MW shall not enter into any contract from the date hereof through the Closing Date without the prior written consent of Buyer.

3.13 The representations and warranties of the MW, Guarantor and Escrow Agent set forth herein shall be true and correct as of the date hereof and the Closing Date.

3.14 MW shall deliver to Buyer all of its corporate books and records at closing.

3.15 MW has no employee benefit plan in effect at this time (nor any accrued liabilities related to any prior plan), and no open benefits or stock options or warrants are outstanding as of date hereof and it is not now, nor ever has been, part of a controlled group contributing to any defined contribution plan and is not, nor never has been, a party to any collective bargaining agreement or other employment contracts.

3.16 No representation or warranty by MW, Guarantor or Escrow Agent in this Agreement, or any certificate, report or certificate delivered pursuant hereto or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading. or omits or will omit to state a material fact necessary in order to provide Buyer with full and proper information as to the business, financial condition, assets, liabilities, results of operation or prospects of MW.

3.17 Buyer has received a copy of MW's most recent Form 10KSB as filed with the Securities and Exchange Commission ("SEC") which include audits for the year ended December 31, 2004 and each of its other reports filed with the SEC through the period ended September 30, 2005. MW is a registered company under the Securities Exchange Act of 1934, as amended.

3.18 Each of MW and the Guarantor represent and warrant that MW has filed all reports required to be filed by it under, and is in compliance with, the Securities Exchange Act of 1934, as amended (the "Federal Securities Laws"). No such reports, or any reports contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements in such report, in light of the circumstances under which they were made, not misleading. Following the closing, MW shall make all necessary filings related to the transaction contemplated hereby in accordance with applicable Federal Securities Laws.

3.19 Buyer has not received any general solicitation or general advertising regarding the shares of MW's Common Stock.

3.20 MW has no Liabilities except as shown on the financial statements, and those fees incurred in this transaction which shall be paid at or prior to closing by MW. "Liabilities" shall mean any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise, including, without limitation, liabilities on account of taxes, other governmental charges or litigation, whether or not of a kind required by GAAP to be set forth on a financial statement.

3.21 MW and Escrow Agent represent and warrant that there have been no material changes, debts, or liabilities incurred by MW since the date of 10QSB for September 30, 2005, or since then to date hereof, except legal and accounting fees for such 10QSB filing and the legal fees incurred in this transaction.

3.22 Buyer will receive a good standing certificate from the State of New Mexico and an updated list of the Company's shareholders (the "Shareholder List") at the time of closing.

3.23     There are presently two (2) directors of MW and no director nominees.

3.24 MW does not own any fee simple interest in real property. MW does not lease, sublease, or have any other contractual interest in any real property.

3.25 MW is not a party to any guaranty, and no person is a party to any guaranty for the benefit of MW.

3.26 None of the property used by MW presently or in the past has been used to manufacture, treat, store, or dispose of any hazardous substance and such property is free of all such substances such that the condition of the property is in compliance with applicable environmental laws. MW is in compliance with all environmental law applicable to MW or its business and has received no notice of any noncompliance with such laws.

                                   Article IV

                              Procedure for Closing

4.1 At the Closing Date, the purchase, sale and loan shall be consummated after satisfaction of all conditions precedent set forth in Article V, by MW's delivery of common stock certificates for the Purchase Shares to Escrow Agent, and Buyer's delivery of the Consideration for the Purchase Shares and the loan proceeds to Escrow Agent, together with delivery of all other items, agreements, warranties, and representations set forth in this Agreement, including the Note and the Warrant.

4.2 Escrow Agent for transaction is Michael A. Littman Attorney, 7609 Ralston Road, Arvada, CO 80002. The Consideration and the loan proceeds shall be disbursed from the Escrow Account in accordance with Schedule A to be attached hereto.

                                   Article V

           Conditions Precedent to the Consummation of the Transaction

         The following are conditions precedent to the consummation of the Agreement on or before the Closing Date:

5.1 MW and Buyer shall have performed and complied with all of their respective obligations hereunder which are to be complied with or performed on or before the Closing Date.

5.2 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

5.3 The representations and warranties made by MW in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Closing Date.

5.4 Seller shall provide written proof, together with names and contact numbers for verification by Buyer, that all of the accrued, unpaid obligations of MW through the Closing Date have either been satisfied in full or are capable of being satisfied in full (and will be subject to direction for application per Schedule A) from the Consideration and loan proceeds, including but not limited to the following:

(i) all accounts payable and loans outstanding as evidenced in the Form 10QSB for the period ended September 30, 2005 and as set forth on the Closing Date financial statements; and

(ii) all obligations of MW through closing to each of, Michael A. Littman, Jaspers & Hall LLC, and the Transfer Agent of MW, American Stock Transfer.

5.5 Seller's counsel shall deliver an opinion in form reasonable to Buyer and its counsel.

                                   Article VI

                           Termination and Abandonment

6.1 Anything contained in this Agreement to the contrary notwithstanding, the Agreement may be terminated and abandoned at any time prior to or on the Closing
Date:

(a)      By mutual consent of parties;

(b) By MW or Buyer, if any condition set forth in Article V relating to the other party has not been met or has not been waived by the party to whose benefit the condition runs;

(c) By MW or Buyer, if any suit, action, or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit, or otherwise affect the consummation of the transactions contemplated hereby;

(d) By MW or Buyer, if there is discovered any material error, misstatement or omission in the representations and warranties of another party;

(e) By MW, if the closing does not occur, through no failure to act by MW, on the Closing Date, or if Buyer fails to deliver the Consideration or loan proceeds required herein; or

(f) By Buyer, if MW fails to take all actions necessary to effect the closing by the Closing Date.

6.2 Any of the terms or conditions of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, by properly authorized action.

                                  Article VII

    Continuing Representations and Warranties and Covenants; Indemnification

7.1 The respective representations, warranties, and covenants of the parties hereto and the covenants and agreements of the parties hereto shall survive after the closing under this Agreement for a period of two (2) years.

7.2 There are no representations whatsoever about any matter relating to MW or any item contained in this Agreement, except as is contained in the express language of this Agreement.

7.3 MW and Guarantor agree to jointly and severally indemnify, defend and hold harmless Buyer from and against any and all demands, claims, complaints, actions or causes of action, suits, proceedings, investigations, arbitrations, assessments, losses, damages, liabilities, costs and expenses, including, but not limited to, interest, penalties and reasonable attorneys' fees and disbursements ("Losses"), asserted against, imposed upon or incurred by Buyer or MW directly or indirectly, by reason of or resulting from (a) any misrepresentation or breach of the representations and warranties of the MW, Guarantor or Escrow Agent contained in or made pursuant to this Agreement; (b) any noncompliance by MW, Guarantor or Escrow Agent with any covenants, agreements or undertakings of MW, Guarantor or Escrow Agent contained in this Agreement or made pursuant to any agreement contemplated by this Agreement and to which either MW, Guarantor or Escrow Agent is a party; (c) any claims by third parties against the Purchase Shares arising out of or relating to any transaction on or prior to the Closing Date; or (d) any action or inaction on or prior to the Closing Date or any state of facts existing on or prior to the Closing Date.

7.4 Escrow Agent agrees to indemnify, defend and hold harmless Buyer from and against any and all Losses, asserted against, imposed upon or incurred by Buyer or MW directly or indirectly, by reason of or resulting from any misrepresentation or breach of the representations and warranties of Escrow Agent contained in or made pursuant to this Agreement.

                                  Article VIII

                                  Miscellaneous

8.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein.

8.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

8.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

8.4 This Agreement may not be amended except by written consent of both parties.

8.5 Any notices, requests, or other communications required or permitted hereunder shall be delivered personally or sent by overnight courier service, prepaid, addressed as follows:

If to MW or Guarantor:                      c/o Mountains West Exploration, Inc.
                                                7609 Ralston Road
                                                Arvada, CO  80002
                              Attention:        Michael Littman
                              Facsimile:        (303) 422-8127

If to Buyer:                                c/o LD Acquisition LLC

or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

8.6 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of the Buyer and MW. However, MW may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

8.7 This Agreement shall be governed by and construed in accordance with and enforced under the laws of the state of Delaware applicable to all agreements made hereunder. Venue and jurisdiction for any legal actions hereunder shall be District Court in and for Newcastle County, Delaware.

8.8 In connection with this Agreement the Buyer has appointed Michael A. Littman, Esq. as their Escrow Agent to do the following upon receipt by Escrow Agent of a signed certificate from Buyer and from MW certifying that all conditions precedent to closing have been satisfied in full:

(a) Transmit the Consideration of $3.000.00 for purchase newly issued shares to MW and the $197,000.00 of the loan proceeds to MW (which amounts shall be applied to the satisfaction of the liabilities set forth on Schedule A);

(b)      Accept the Note and the Warrant.

(c) Accept the common stock certificate of MW with duly signed and guaranteed signatures for the newly issued certificate for an aggregate of 300,000 shares of MW Common Stock for delivery to Buyer and its designees;

(d) Transmit by Federal Express the stock certificates, the Note and the Warrant to Buyer pursuant to their instruction at the notice address set forth above;

(e) In the event of default in delivery of cash or certificates by a party under this agreement, any cash or certificates received from the other party shall be returned to the remitting party three (3) business days after demand by the remitting party; and

(f) Escrow Agent is specifically indemnified and held harmless hereby for his actions or inactions in following these instructions. In the event of a dispute involving the escrow instructions or the consideration to be delivered in escrow, the Escrow Agent is authorized to implead the consideration received into the District Court of Jefferson County Colorado upon ten (10) days' written notice, and be relieved of any further escrow duties thereupon. Any and all costs of attorneys' fees and legal actions of Escrow Agent for any dispute resolution or impleader action shall be paid in equal shares by the parties to this agreement.

8.9 Escrow Agent shall be authorized to disburse funds upon receipt of the payment for the purchase shares in accordance with MW's written instructions.

8.10 MW agrees to appoint the Buyer's designee as President, and Denis Iler shall immediately resign as the President of MW, upon closing. MW agrees to cause its Board of Directors to execute minutes appointing two (2) of Buyer's designee(s) as directors of MW concurrent with the closing hereunder and to cause the delivery at closing of the resignations of each of its current directors effective twenty (20) days following the Closing Date. Buyer shall provide the names of the appointees for officers as soon as the Buyer wishes to have the persons appointed to the offices. Seller's current directors shall resign effective ten (10) days after mailing of Notice to Shareholders pursuant to Section 14(f) of the Securities & Exchange Act of 1934.

8.11 Guarantor hereby unconditionally, absolutely and irrevocably guarantees the full and punctual payment and performance when due, whether by declaration, acceleration, demand, or otherwise, of MW or Escrow Agent. The liability of Guarantor is irrevocable, absolute, independent and unconditional and is exclusive and independent of any security for or other, and the liability of Guarantor hereunder shall not be affected or impaired by any circumstances or occurrence whatsoever.

8.12 Buyer reserves the right to assign any of its rights and obligations hereunder to an affiliate.

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



         IN WITNESS WHEREOF, the parties have executed this Agreement this _____ day of November, 2005.

                                  MW:

                                  Mountains West Exploration, Inc., a New Mexico Corporation

                                 By:_______________________________

                                 Its:_____________________________

                                  BUYER:

                                  LD Acquisition LLC, a Delaware
                                  limited liability company
GUARANTOR:
------------------------------------

                                 ESCROW AGENT:





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                                   schedule a

                    application of Funds from Share Purchase



         Legal Fees                         $____________

         Accounting Fees                    $____________

         Transfer Agent Fees                $____________